UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21506

Name of Fund:  Capital and Income Strategies Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Capital and Income Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 12/31/05

Item 1 - Report to Stockholders


Capital and Income
Strategies Fund, Inc.


Annual Report
December 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


Capital and Income Strategies Fund, Inc. seeks to provide shareholders with current income and capital appreciation. The Fund seeks to achieve its investment objectives by investing in a portfolio of equity and debt securities of U.S. and foreign issuers.

This report, including the financial information herein, is transmitted to shareholders of Capital and Income Strategies Fund, Inc. for their information. It is not a prospectus. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Capital and Income Strategies Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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Capital and Income Strategies Fund, Inc.



The Benefits and Risks of Leveraging


Capital and Income Strategies Fund, Inc. utilizes leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest or dividend rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.



Portfolio Information as of December 31, 2005


                                               Percent of
                                                 Total
Asset Mix                                     Investments

Common Stocks                                     57.9%
Preferred Stocks                                  16.2
Foreign Government Obligations                    12.5
Corporate Bonds                                    6.5
Capital Trusts                                     3.2
Trust Preferreds                                   0.8
Real Estate Investments Trusts                     0.4
Other*                                             2.5

 * Includes portfolio holdings in short-term investments and options.



CAPITAL AND INCOME STRATEGIES FUND, INC.                      DECEMBER 31, 2005



A Letter From the President


Dear Shareholder

On balance, 2005 was a year of "muddling through" for the U.S. financial markets, as oil prices reached new record highs, the Federal Reserve Board (the Fed) increased the target federal funds rate from 2.25% to 4.25%, the housing market and the consumer finally showed some signs of slowing, and Hurricanes Katrina and Rita ravaged the Gulf Coast, causing yet untold economic damage.

Although they struggled, stocks managed to post their third straight year of positive performance. The year was equally uncertain for fixed income markets, which were bemused by a flattening yield curve and a number of significant credit events that brought a slowdown in high yield market returns. Notably, the one-year results for the major asset classes - stocks, bonds and cash - were the closest they have been in more than 100 years. For the 12- and six-month periods ended December 31, 2005, most of the major market indexes managed to land in positive territory:

Total Returns as of December 31, 2005                                 6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                            + 5.77%        + 4.91%
Small-cap U.S. equities (Russell 2000 Index)                           + 5.88         + 4.55
International equities (MSCI Europe Australasia Far East Index)        +14.88         +13.54
Fixed income (Lehman Brothers Aggregate Bond Index)                    - 0.08         + 2.43
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         + 0.60         + 3.51
High yield bonds (Credit Suisse First Boston High Yield Index)         + 1.48         + 2.26

In hindsight, these numbers are reasonably good given the headwinds facing the markets in 2005. U.S. equities found support in strong corporate earnings, low core inflation and healthy company balance sheets. Strength in the global economy and non-U.S. equity markets helped, as did robust dividend-distribution, share-buyback and merger-and-acquisition activity. International stocks had an excellent year, with many markets benefiting from strong economic statistics, trade surpluses and solid finances. In the U.S. bond market, long-term yields remained low and, at year-end, the Treasury curve appeared ready to invert.

As 2006 begins, the largest question marks center on the Fed's future moves, the U.S. consumer's ability (or inability) to continue spending, the direction of the U.S. dollar following a year of appreciation and the potential for continued strong economic and corporate earnings growth. As you turn the calendar and consider how these factors might impact your investments, remember that the new year is a good time to meet with your financial advisor to review your financial goals, and to make portfolio changes where necessary. For investing insights and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



CAPITAL AND INCOME STRATEGIES FUND, INC.                      DECEMBER 31, 2005



A Discussion With Your Fund's Portfolio Managers


The Fund provided shareholders with an attractive level of income during the fiscal year while continuing to protect investor principal.


How did the Fund perform during the fiscal year in light of the existing market and economic conditions?

Consistent with its stated investment objective, the Fund was able to provide investors with current income while also seeking capital appreciation. The Fund's shareholders realized a predictable level of cash flow during the fiscal year, which was paid as $.30 per share, per quarter. Accordingly, over the past 12 months, the Fund distributed $1.20 per share income dividends.

Over the 12-month period, the U.S. financial markets faced continued Federal Reserve Board (Fed) interest rate hikes, widening budget and trade deficits, escalating energy prices and a devastating hurricane season. Still, the economy continued to grow at a greater than 3% rate and corporate earnings remained robust, with low double-digit percentage gains. The Fed increased the target federal funds rate eight times in 2005, from 2.25% to 4.25%, in an ongoing effort to maintain a healthy pace of economic activity while also controlling inflationary pressures.

We believe healthy corporate balance sheets flush with cash, low absolute levels of interest rates and subdued inflation are positive indicators for equity markets. In the fixed income markets, short-term interest rates continued to increase along with the Fed interest rate hikes while long-term bond yields declined. The result has been a pronounced flattening of the curve, with long-term bonds outperforming shorter-term issues.

For the 12-month period ended December 31, 2005, the Common Stock of Capital and Income Strategies Fund, Inc. had net annualized yields of 5.91% and 6.97%, based on a year-end per share net asset value of $20.31 and a per share market price of $17.21, respectively, and $1.20 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +4.69%, based on a change in per share net asset value from $20.76 to $20.31, and assuming reinvestment of all distributions.


 * The Fund's composite benchmark is a blend of the Merrill Lynch Preferred Stock, DRD Eligible Index; the JP Morgan Emerging Markets Bond Global Index; three-month LIBOR; and the S&P 500/Citigroup Value Index (prior to December 16, 2005, the S&P 500 Barra Value Index).


For the same period, the Fund's composite benchmark returned +5.05%,* while its comparable Lipper category of Income and Preferred Stock Funds had an average return of +4.04%. (Funds in this Lipper category normally seek a high level of current income through investment in income-producing stocks, bonds and money market instruments, or funds in the category may invest primarily in preferred securities, often considering tax-code implications.) The Fund's preferred stock and emerging market components outperformed their respective benchmarks during the fiscal year, although the common stock component lagged its benchmark.

For the six-month period ended December 31, 2005, the total investment return on the Fund's Common Stock was +4.76%, based on a change in per share net asset value from $20.06 to $20.31, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

The Fund's allocation at the beginning of the year comprised 54% U.S. large cap value stocks, 31% preferred stocks, 10% short-term emerging market debt and 6% intermediate-term/long-term emerging market bonds. Reflecting our fundamental view that the economy would continue to increase at least at its current trend rate and that long-term interest rates would ultimately rise somewhat, we reduced the Fund's allocation to preferred stocks from 31% of net assets to 23%, in favor of value-oriented equities. The Fund remained neutral to its intermediate-term/long-term emerging market bond allocation and increased its allocation to short-term emerging market debt.



CAPITAL AND INCOME STRATEGIES FUND, INC.                      DECEMBER 31, 2005



Within the equity portion of the portfolio, the Fund was overweight relative to its equity benchmark, the S&P 500/Citigroup Value Index, in the consumer staples, information technology, energy, industrials and utility sectors, and underweight in financials, consumer discretionary, telecommunications and health care.

Within the preferred portion of the portfolio, we increased our weightings in the banking, electric utilities and agency sectors for valuation and diversification purposes. Preferred securities outperformed corporate bonds in 2005, as investors in search of yield moved down the capital structure. On a relative basis, DRD (dividends received deduction) preferred securities far outperformed non-tax-advantaged preferreds as investors reacted positively to the president's latest tax reform proposal.

Throughout the period, we expected Treasury rates to rise. As a result, the preferred portion of the portfolio maintained a short duration relative to its benchmark. We believe the relatively short duration will help to limit the portfolio's volatility and protect its net asset value from the negative price impact associated with higher interest rates. At period-end, the effective duration of the portfolio was 5.47 years with an average credit quality of Baa1.

The Fund has the ability to use an options (call-writing) program in an effort to enhance returns. We employed this strategy in the fourth quarter, albeit on a limited basis given the relatively low level of volatility in the market. Finally, at December 31, 2005, the Fund was approximately 29% leveraged. For a complete discussion of the benefits and risks of leveraging, see page 2 of this report to shareholders.


How would you characterize the Fund's position at the close of the period?

While U.S. economic and corporate earnings growth may have reached their peaks in the current cycle, this may not signal the end of the stock market uptrend. Hence, the Fund had a 58% allocation to equities at period-end, with a bias toward dividend-paying stocks.

We expect the Fed to raise the federal funds rate twice more in 2006, implying a target short-term interest rate of 4.75%. As a result, within the preferred portfolio, we intend to maintain a short duration relative to the Merrill
Lynch Preferred Stock, DRD Eligible Index. Overall issuer credit quality remains strong, but we anticipate some deterioration going forward. We expect the Treasury curve to normalize over the course of 2006 as the market gains comfort that the Fed has completed its interest rate hiking campaign, which would be a positive catalyst for performance in the preferred space. At period-end, the Fund maintained a 22% allocation to preferred securities. The preferred allocation is more diversified in sectors relative to its benchmark.

In emerging market bonds, the factors driving 2005 returns are likely to remain in place for 2006. We expect favorable credit trends, tighter spreads and declining cross-country correlations to remain in place. Economic expansion is broadening as local business investment and consumers begin to complement exports and foreign investment. We expect that Asian currencies, in particular the Chinese complex, will continue to rally against the U.S. dollar in 2006, especially as China is completing the preparations for a freer and floating currency regime. Other emerging market currencies will continue to benefit from U.S. dollar vulnerability resulting from the large U.S. account deficit and funding gap. Nevertheless, emerging market bonds continue to be vulnerable to episodes of global risk aversion, geopolitical disruption, as well as unanticipated events that might trigger a deeper-than-expected slowdown in the U.S. economy and a more aggressive Fed. However, faster growth in Japan and Europe will likely maintain the global economy within a narrower activity range, which bodes well for commodities and emerging market export earnings.

The Fund will continue to monitor market and economic conditions in an effort to make the most effective use of its strategic allocations.


Brian Fullerton
Vice President and Co-Portfolio Manager

Kevin Rendino
Vice President and Co-Portfolio Manager,
Equity Investments

Robert J. Martorelli
Vice President and Co-Portfolio Manager,
Equity Investments

John Burger
Vice President and Co-Portfolio Manager,
Fixed Income Investments

Aldo Roldan
Vice President and Co-Portfolio Manager,
Fixed Income Investments

Patrick Maldari
Vice President and Co-Portfolio Manager,
Fixed Income Investments

January 30, 2006



CAPITAL AND INCOME STRATEGIES FUND, INC.                      DECEMBER 31, 2005



Schedule of Investments                                       (in U.S. dollars)


           Preferred Securities

                                                           Face
Industry   Capital Trusts                                Amount        Value

Commercial Banks--4.6%

           Dresdner Funding Trust I, 8.151%
               due 6/30/2031 (a)                     $1,000,000   $   1,229,484
           Lloyds TSB Bank Plc, 6.90% (d)             2,000,000       2,032,600
           Mizuho JGB Investment LLC,
               9.87% (a)(c)(d)                        3,000,000       3,317,826
           SB Treasury Co. LLC, 9.40% (a)(c)(d)       3,000,000       3,285,372
           Westpac Capital Trust III,
               5.819% (a)(c)(d)                       2,000,000       2,043,360

           Total Capital Trusts
           (Cost--$11,986,128)--4.6%                                 11,908,642



                                                         Shares
           Preferred Stocks                                Held

Capital Markets--1.6%

           Goldman Sachs Group, Inc.
               Series A, 3.91%                           80,000       2,056,000
           Lehman Brothers Holdings, Inc.,
               6.50%                                     40,000       1,050,000
           Lehman Brothers Holdings, Inc.
               Series G, 3%                              40,000       1,011,252
                                                                  -------------
                                                                      4,117,252

Commercial Banks--3.1%

           Banco Santander Central Hispano SA,
               6.41%                                     60,000       1,506,000
           First Republic Bank, 6.25%                     9,662         226,756
           First Tennessee Bank NA, 3.90% (a)             1,674       1,692,309
           HSBC USA, Inc., 3.50%                         80,000       2,035,000
           Royal Bank of Scotland Group Plc
               Series L, 5.75%                           20,000         461,000
           SG Preferred Capital II, 6.302%                2,000       2,095,320
                                                                  -------------
                                                                      8,016,385

Diversified Financial Services--0.5%

           CIT Group, Inc. Series A, 6.35%               50,000       1,292,500

Electric Utilities--4.8%

           Connecticut Light & Power, 5.28%              11,109         521,082
           Delmarva Power & Light, 4.20%                 11,394         969,914
           Delmarva Power & Light, 4.28%                 11,250         975,938
           Duquesne Light Co., 6.50%                     40,000       2,036,000
           Entergy Louisiana LLC, 6.95% (a)              37,500       3,750,000
           Interstate Power & Light Co. Series B,
               8.375%                                    40,000       1,320,000
           Peco Energy Co. Series D, 4.68%               10,000         826,700
           Southern California Edison Co., 5.349%        20,000       2,004,376
                                                                  -------------
                                                                     12,404,010

Food Products--1.5%

           General Mills, Inc., 4.50%                     2,000       1,949,540
           HJ Heinz Finance Co., 6.226% (a)                  20       2,085,625
                                                                  -------------
                                                                      4,035,165

Gas Utilities--0.3%

           Southern Union Co., 7.55%                     35,000         910,700



           Preferred Securities

                                                         Shares
Industry   Preferred Stocks                                Held        Value

Insurance--4.7%

           ACE Ltd. Series C, 7.80%                      80,000   $   2,088,000
           Aegon NV, 6.375%                              80,000       2,022,504
           Axis Capital Holdings Ltd., 7.25%              8,000         190,400
           Endurance Specialty Holdings Ltd.,
               7.75%                                      8,000         194,000
           Genworth Financial, Inc. Series A,
               5.25%                                     30,000       1,525,314
           Metlife, Inc. Series B, 6.50%                 72,000       1,866,240
           Prudential Plc, 6.75%                         80,000       2,061,600
           Zurich RegCaPS Funding Trust,
               6.58% (a)                                  2,200       2,241,250
                                                                  -------------
                                                                     12,189,308

Multi-Utilities--1.2%

           Pacific Gas & Electric Co.
               Series A, 6%                              80,000       2,076,000
           Public Service Electric & Gas
               Series E, 5.28%                           12,400       1,129,020
                                                                  -------------
                                                                      3,205,020

Oil, Gas & Consumable Fuels--0.8%

           Apache Corp. Series B, 5.68% (f)              19,500       1,980,469

Thrifts & Mortgage Finance--4.7%

           Fannie Mae, 7%                                45,000       2,452,500
           Fannie Mae Series I, 5.375%                   25,000       1,155,000
           Fannie Mae Series L, 5.125%                   59,350       2,622,083
           Freddie Mac, 3.93%                           150,000       6,000,000
                                                                  -------------
                                                                     12,229,583

           Total Preferred Stocks
           (Cost--$59,614,334)--23.2%                                60,380,392



           Real Estate Investment Trusts

Real Estate Investments Trusts--0.5%

           Alexandria Real Estate Equities, Inc.
               Series C, 8.375%                          52,000       1,332,760

           Total Real Estate Investment Trusts
           (Cost--$1,300,000)--0.5%                                   1,332,760



                                                           Face
           Trust Preferreds                              Amount

Commercial Banks--0.8%

           ABN AMRO North America Capital
               Funding Trust I, 6.968%
               due 9/15/2010 (a)(c)                  $2,000,000       2,109,520

Gas Utilities--0.4%

           Southwest Gas Capital II, 7.70%
               due 9/15/2043                          1,000,000       1,047,544

           Total Trust Preferreds
           (Cost--$3,132,894)--1.2%                                   3,157,064

           Total Preferred Securities
           (Cost--$76,033,356)--29.5%                                76,778,858



CAPITAL AND INCOME STRATEGIES FUND, INC.                      DECEMBER 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


                                                           Face
Industry   Corporate Bonds                               Amount        Value

Automobiles--0.5%

           Hyundai Motor Manufacturing
               Alabama LLC, 5.30%
               due 12/19/2008                        $1,200,000   $   1,199,520

Beverages--0.1%

           Coca-Cola Femsa SA de CV,
               8.95% due 11/01/2006                     250,000         257,188

Commercial Banks--2.9%

           Alfa MTN Issuance Ltd., 7.75%
               due 2/09/2007                            500,000         502,900
           Banco Nacional de Desenvolvimento
               Economico e Social, 5.83%
               due 6/16/2008 (c)                        750,000         748,125
           Bancomext Trust Division, 11.25%
               due 5/30/2006                            450,000         460,125
           Bangkok Bank Public Co. Ltd.
               (Hong Kong), 8.75%
               due 3/15/2007                          1,350,000       1,398,020
           Bayerische Hypo-und Vereinsbank AG
               for MDM Bank OAO, 9.375%
               due 9/23/2006                            500,000         507,150
           The Export-Import Bank of Korea,
               4.25% due 11/27/2007                     700,000         691,053
           ICICI Bank Ltd., 4.75% due 10/22/2008        750,000         736,228
           Korea Development Bank:
                  7.25% due 5/15/2006                   465,000         469,134
                  5.25% due 11/16/2006                  575,000         577,903
           Sberbank, 5.956% due 10/24/2006            1,070,000       1,081,342
           Siam Commercial Bank Public Co. of
               Singapore, 7.50% due 3/15/2006           465,000         466,970
                                                                  -------------
                                                                      7,638,950

Diversified Financial Services--1.1%

           AC International Finance Ltd.,
               8.125% due 2/21/2008                     900,000         942,107
           Salomon Brothers AG for OAO
               Gazprom, 9.125% due 4/25/2007          1,920,000       2,000,256
                                                                  -------------
                                                                      2,942,363

Diversified Telecommunication Services--1.6%

           Empresa Brasileira de Telecom SA
               Series B, 11% due 12/15/2008             750,000         849,375
           Excelcomindo Finance Company BV,
               8% due 1/27/2009                         675,000         697,781
           Philippine Long Distance Telephone:
                  9.25% due 6/30/2006                 1,410,000       1,438,200
                  7.85% due 3/06/2007                   300,000         306,750
           Telefonica de Argentina SA, 9.875%
               due 7/01/2006                            500,000         511,250
           Telefonos de Mexico SA de CV,
               8.25% due 1/26/2006                      300,000         300,600
                                                                  -------------
                                                                      4,103,956

Independent Power Producers & Energy
Traders--0.1%

           Aes Dominicana Energia Finance SA,
               11% due 12/13/2015 (a)                   150,000         150,000



                                                           Face
Industry   Corporate Bonds                               Amount        Value

Metals & Mining--0.1%

           Companhia Siderurgica Pa, 7.25%
               due 11/07/2006                        $  320,000   $     318,240

Oil, Gas & Consumable Fuels--1.9%

           Gazprom International SA, 7.201%
               due 2/01/2020                            630,000         671,265
           MEI Euro Finance Ltd., 10%
               due 3/19/2007                            750,000         776,250
           Petrobras Energia SA, 9%
               due 1/30/2007                            610,000         630,588
           Petroleos Mexicanos, 8.85%
               due 9/15/2007                            900,000         954,000
           Petroliam Nasional Berhad, 7.75%
               due 8/15/2015                            175,000         209,154
           YPF SA Series A, 7.75%
               due 8/27/2007                          1,750,000       1,811,250
                                                                  -------------
                                                                      5,052,507

Paper & Forest Products--0.1%

           SINO-FOREST Corp., 9.125%
               due 8/17/2011 (a)                        250,000         268,125

Real Estate--0.1%

           SM Investments Corp., 8%
               due 10/16/2007                           250,000         257,623

Wireless Telecommunication Services--1.0%

           Dresdner Bank AG for Kyivstar GSM,
               10.375% due 8/17/2009                    450,000         499,500
           Mobile Telesystems Finance SA,
               9.75% due 1/30/2008                      625,000         661,438
           Total Access Communication Public
               Co. Ltd., 8.375% due 11/04/2006        1,425,000       1,472,601
                                                                  -------------
                                                                      2,633,539

           Total Corporate Bonds
           (Cost--$24,898,947)--9.5%                                 24,822,011



           Foreign Government
           Obligations

           Argentina Government International
               Bonds:
                  4.005% due 8/03/2012                  179,375         158,264
                  1.33% due 12/31/2038                  300,000          99,000
           Brazilian Government International
               Bonds:
                  10% due 1/16/2007                   1,670,000       1,750,995
                  11.50% due 3/12/2008                2,290,000       2,561,365
                  14.50% due 10/15/2009                 725,000         929,813
                  10% due 8/07/2011                     290,000         337,125
                  5.25% due 4/15/2012                   554,420         547,489
                  10.50% due 7/14/2014                  800,000         980,400
                  8% due 1/15/2018                      650,000         701,350
                  10.125% due 5/15/2027                 585,000         735,638
                  8.25% due 1/20/2034                   200,000         212,300
                  11% due 8/17/2040 (g)                 450,000         580,050
           Bulgaria Government International
               Bonds, 8.25% due 1/15/2015                30,000          36,228
           Chile Government International Bonds:
                  5.625% due 7/23/2007                1,000,000       1,011,300
                  5.50% due 1/15/2013                   110,000         112,365



CAPITAL AND INCOME STRATEGIES FUND, INC.                      DECEMBER 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


           Foreign Government                              Face
           Obligations                                   Amount        Value

           Colombia Government International
               Bonds:
                  10.50% due 6/13/2006               $  740,000   $     759,240
                  8.625% due 4/01/2008                1,420,000       1,522,950
                  10% due 1/23/2012                     340,000         404,600
                  11.75% due 2/25/2020                  300,000         414,750
           Dominican Republic International
               Bonds, 9.04% due 1/23/2018               135,876         142,840
           Indonesia Government International
               Bonds:
                  7.75% due 8/01/2006                   965,000         977,063
                  7.50% due 1/15/2016 (a)               325,000         337,188
           Mexico Government International
               Bonds:
                  9.875% due 1/15/2007                1,170,000       1,232,010
                  8.375% due 1/14/2011                  950,000       1,083,000
                  8.125% due 12/30/2019 (g)             200,000         245,500
                  8.30% due 8/15/2031                   390,000         501,150
                  7.50% due 4/08/2033                   725,000         858,400
                  Series A, 6.625% due 3/03/2015      1,050,000       1,149,750
           Panama Government International
               Bonds:
                  8.25% due 4/22/2008                 1,425,000       1,510,500
                  7.25% due 3/15/2015                   150,000         159,600
                  8.875% due 9/30/2027                  435,000         517,650
           Peru Government International Bonds:
                  9.125% due 1/15/2008                1,090,000       1,171,750
                  5% due 3/07/2017                      137,200         127,939
                  8.75% due 11/21/2033                  240,000         270,000
           Philippine Government International
               Bonds:
                  5.625% due 11/19/2006                 250,000         250,672
                  7.50% due 9/11/2007                 1,700,000       1,760,539
                  5.438% due 6/01/2008                  763,880         755,568
                  8.375% due 2/15/2011                  460,000         496,800
                  8.875% due 3/17/2015                  180,000         199,125
                  10.625% due 3/16/2025                  65,000          82,550
                  9.50% due 2/02/2030                   750,000         881,250
           Russian Federation Bonds
               12.75% due 6/24/2028
               (Regulation S)                           100,000         183,420
           Russia Government International
               Bonds:
                  10% due 6/26/2007                   2,595,000       2,774,055
                  11% due 7/24/2018
                  (Regulation S) (g)                  1,425,000       2,109,143
                  5% due 3/31/2030                      780,000         880,542
           Turkey Government International
               Bonds:
                  11.375% due 11/27/2006                650,000         684,938
                  10% due 9/19/2007                   2,080,000       2,237,872
                  11.50% due 1/23/2012                  615,000         780,281
                  7.375% due 2/05/2025                  500,000         516,250
                  8% due 2/14/2034                      600,000         660,750
           Ukraine Government International
               Bonds:
                  11% due 3/15/2007                   1,036,074       1,076,999
                  7.65% due 6/11/2013                   100,000         107,910
                  7.65% due 6/11/2013 (a)                50,000          54,000



           Foreign Government                              Face
           Obligations                                   Amount        Value

           Uruguay Government International
               Bonds:
                  9.25% due 5/17/2017                 $ 200,000   $     227,500
                  7.875% due 1/15/2033 (h)              267,960         269,970
           Venezuela Government International
               Bonds:
                  9.125% due 6/18/2007                1,710,000       1,774,980
                  5.563% due 12/18/2007                 380,920         379,015
                  5.375% due 8/07/2010                  360,000         343,800
                  10.75% due 9/19/2013                  725,000         891,750
                  9.375% due 1/13/2034                  320,000         379,200

           Total Foreign Government Obligations
           (Cost--$43,449,538)--17.2%                                44,898,441



           Municipal Bonds

           Dresdner Bank AG for City of Kiev,
               8.75% due 8/08/2008                      500,000         525,850
           Santa Fe de Bogota DC, 9.50%
               due 12/12/2006                           793,000         816,790

           Total Municipal Bonds
           (Cost--$1,354,913)--0.5%                                   1,342,640



                                                         Shares
Industry   Common Stocks                                   Held

Aerospace & Defense--5.6%

           Honeywell International, Inc.                 95,200       3,546,200
           Lockheed Martin Corp.                         34,100       2,169,783
           Northrop Grumman Corp.                        69,200       4,159,612
           Raytheon Co.                                 115,300       4,629,295
                                                                  -------------
                                                                     14,504,890

Beverages--1.2%

           Coca-Cola Enterprises, Inc.                  158,300       3,034,611

Capital Markets--5.4%

           The Bank of New York Co., Inc.               141,500       4,506,775
           Mellon Financial Corp.                        59,200       2,027,600
           Morgan Stanley                               132,300       7,506,702
                                                                  -------------
                                                                     14,041,077

Chemicals--1.4%

           E.I. du Pont de Nemours & Co.                 85,300       3,625,250

Commercial Banks--4.5%

           Bank of America Corp.                        106,900       4,933,435
           Wells Fargo & Co.                            106,600       6,697,678
                                                                  -------------
                                                                     11,631,113

Communications Equipment--1.5%

           3Com Corp. (b)                               131,100         471,959
           Motorola, Inc.                                96,700       2,184,453
           Nokia Oyj (f)                                 75,400       1,379,820
                                                                  -------------
                                                                      4,036,232

Computers & Peripherals--5.0%

           Hewlett-Packard Co.                          129,000       3,693,270
           International Business Machines Corp.         70,600       5,803,320
           Sun Microsystems, Inc. (b)                   864,400       3,621,836
                                                                  -------------
                                                                     13,118,426

Consumer Finance--0.9%

           MBNA Corp.                                    86,500       2,348,475



CAPITAL AND INCOME STRATEGIES FUND, INC.                      DECEMBER 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


                                                         Shares
Industry   Common Stocks                                   Held        Value

Diversified Financial Services--4.7%

           Citigroup, Inc.                               79,990   $   3,881,915
           JPMorgan Chase & Co.                         207,572       8,238,533
                                                                  -------------
                                                                     12,120,448

Diversified Telecommunication Services--3.3%

           AT&T, Inc.                                   177,200       4,339,627
           BellSouth Corp.                               81,400       2,205,940
           Verizon Communications, Inc.                  70,200       2,114,424
                                                                  -------------
                                                                      8,659,991

Electric Utilities--2.6%

           FPL Group, Inc.                               69,200       2,875,952
           The Southern Co.                             115,000       3,970,950
                                                                  -------------
                                                                      6,846,902

Energy Equipment & Services--4.4%

           BJ Services Co.                               73,500       2,695,244
           GlobalSantaFe Corp.                          141,100       6,793,965
           Halliburton Co.                               33,500       2,075,660
                                                                  -------------
                                                                     11,564,869

Food Products--3.7%

           General Mills, Inc.                           88,300       4,354,956
           Kraft Foods, Inc.                             74,700       2,102,058
           Unilever NV (f)                               45,900       3,151,953
                                                                  -------------
                                                                      9,608,967

Health Care Equipment & Supplies--1.0%

           Baxter International, Inc.                    69,900       2,631,735

Hotels, Restaurants & Leisure--1.2%

           McDonald's Corp.                              93,300       3,146,076

Household Durables--1.2%

           Koninklijke Philips Electronics NV           104,300       3,243,730

Household Products--1.7%

           Kimberly-Clark Corp.                          73,300       4,372,345

IT Services--0.8%

           Unisys Corp. (b)                             369,900       2,156,517

Industrial Conglomerates--3.5%

           General Electric Co.                         107,600       3,771,380
           Tyco International Ltd.                      186,600       5,385,276
                                                                  -------------
                                                                      9,156,656

Insurance--6.5%

           The Allstate Corp.                            32,800       1,773,495
           American International Group, Inc.            61,900       4,223,436
           Genworth Financial, Inc. Class A             108,200       3,741,556
           Hartford Financial Services Group, Inc.       24,900       2,138,661
           The St. Paul Travelers Cos., Inc.             71,500       3,193,905
           XL Capital Ltd. Class A                       26,800       1,805,784
                                                                  -------------
                                                                     16,876,837

Machinery--0.9%

           Deere & Co.                                   35,600       2,424,716



                                                         Shares
Industry   Common Stocks                                   Held        Value

Media--5.2%

           Comcast Corp. Special Class A (b)             92,900   $   2,386,601
           Interpublic Group of Cos., Inc. (b)          323,800       3,124,670
           Time Warner, Inc.                            334,000       5,824,960
           Walt Disney Co.                               87,800       2,104,566
                                                                  -------------
                                                                     13,440,797

Metals & Mining--1.5%

           Alcoa, Inc.                                  130,600       3,861,841

Multi-Utilities--2.3%

           Consolidated Edison, Inc.                     53,700       2,487,921
           Dominion Resources, Inc.                      19,000       1,466,800
           Energy East Corp.                             93,700       2,136,360
                                                                  -------------
                                                                      6,091,081

Oil, Gas & Consumable Fuels--4.4%

           Anadarko Petroleum Corp.                      16,800       1,591,800
           Exxon Mobil Corp.                            147,900       8,307,543
           Royal Dutch Shell Plc (f)                     24,700       1,518,803
                                                                  -------------
                                                                     11,418,146

Pharmaceuticals--3.4%

           GlaxoSmithKline Plc (f)                       67,300       3,397,304
           Pfizer, Inc.                                 101,200       2,359,984
           Schering-Plough Corp.                        145,700       3,037,845
                                                                  -------------
                                                                      8,795,133

Semiconductors & Semiconductor
Equipment--4.1%

           Applied Materials, Inc.                      112,500       2,018,249
           Fairchild Semiconductor
               International, Inc. (b)                  152,400       2,577,084
           LSI Logic Corp. (b)                          437,200       3,497,600
           Novellus Systems, Inc. (b)                   107,400       2,590,487
                                                                  -------------
                                                                     10,683,420

Specialty Retail--1.0%

           The Gap, Inc.                                153,800       2,713,032

           Total Common Stocks
           (Cost--$203,652,681)--82.9%                              216,153,313




           Warrants

Foreign Government Obligations--0.0%

           Argentina Government International
               Bond (expires 12/15/2035)                  3,000          15,600

           Total Warrants
           (Cost--$13,883)--0.0%                                         15,600



                                                     Beneficial
           Short-Term Securities                       Interest

           Merrill Lynch Liquidity Series, LLC
               Cash Sweep Series I (e)              $12,149,205      12,149,205

           Total Short-Term Securities
           (Cost--$12,149,205)--4.7%                                 12,149,205

           Total Investments
           (Cost--$361,552,523)--144.3%                             376,160,068



CAPITAL AND INCOME STRATEGIES FUND, INC.                      DECEMBER 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


                                                      Number of
           Options Written                            Contracts        Value

Call Options Written--(1.1%)

           3Com Corp., expiring January 2006
               at USD 4.04, Broker Deutsche Bank AG         656    $      (308)
           AT&T, Inc., expiring January 2006
               at USD 24.67, Broker Deutsche Bank AG        872        (10,228)
           Alcoa, Inc., expiring January 2006
               at USD 25, Broker Deutsche Bank AG           549       (254,923)
           The Allstate Corp., expiring
               January 2006 at USD 57.05,
               Broker Deutsche Bank AG                      162            (32)
           American International Group, Inc.,
               expiring January 2006 at USD 67.51,
               Broker Deutsche Bank AG                      305        (42,746)
           Anadarko Petroleum Corp., expiring
               January 2006 at USD 92.79,
               Broker Deutsche Bank AG                       92        (37,352)
           Applied Materials, Inc., expiring
               January 2006 at USD 18.17,
               Broker Deutsche Bank AG                      553        (17,480)
           BJ Services Co., expiring January 2006 at
               USD 34.51, Broker Deutsche Bank AG           407       (101,217)
           Bank of America Corp., expiring
               January 2006 at USD 45.24,
               Broker Deutsche Bank AG                      434        (56,789)
           The Bank of New York Co., Inc.,
               expiring January 2006 at USD 32.18,
               Broker Deutsche Bank AG                      696        (25,543)
           Baxter International, Inc., expiring
               January 2006 at USD 40.82,
               Broker Deutsche Bank AG                      344           (664)
           BellSouth Corp., expiring January 2006 at
               USD 27.14, Broker Deutsche Bank AG           400        (11,604)
           Citigroup, Inc., expiring January 2006 at
               USD 47.47, Broker Deutsche Bank AG           393        (59,716)
           Coca-Cola Enterprises, Inc., expiring
               January 2006 at USD 20.89,
               Broker Deutsche Bank AG                      732         (1,039)
           Consolidated Edison, Inc., expiring
               January 2006 at USD 48.12,
               Broker Deutsche Bank AG                      264         (4,419)
           Deere & Co., expiring January 2006 at
               USD 61.11, Broker Deutsche Bank AG           221       (159,109)
           Dominion Resources, Inc., expiring
               January 2006 at USD 81.01,
               Broker Deutsche Bank AG                       94         (1,415)
           E.I. du Pont de Nemours & Co.,
               expiring January 2006 at USD 41.42,
               Broker Deutsche Bank AG                      481        (71,150)
           Energy East Corp., expiring
               January 2006 at USD 24.69,
               Broker Deutsche Bank AG                      461           (369)
           Exxon Mobil Corp., expiring
               January 2006 at USD 59.37,
               Broker Deutsche Bank AG                      727        (11,683)
           FPL Group, Inc., expiring
               January 2006 at USD 45.59,
               Broker Deutsche Bank AG                      341           (351)
           Fairchild Semiconductor International,
               Inc., expiring January 2006 at
               USD 16.68, Broker Deutsche Bank AG           736        (54,435)
           The Gap, Inc., expiring January 2006 at
               USD 17.52, Broker Deutsche Bank AG           650        (37,629)



                                                      Number of
           Options Written                            Contracts        Value

Call Options Written (continued)

           General Electric Co., expiring
               January 2006 at USD 36.11,
               Broker Deutsche Bank AG                      529   $     (2,767)
           General Mills, Inc., expiring
               January 2006 at USD 51.72,
               Broker Deutsche Bank AG                      367         (1,725)
           Genworth Financial, Inc. Class A,
               expiring January 2006 at USD 33.12,
               Broker Deutsche Bank AG                      664       (111,877)
           GlaxoSmithKline Plc, expiring
               January 2006 at USD 53.47,
               Broker Deutsche Bank AG                      331         (4,015)
           GlobalSantaFe Corp., expiring
               January 2006 at USD 44.53,
               Broker Deutsche Bank AG                      654       (255,779)
           Halliburton Co., expiring January 2006 at
               USD 62.53, Broker Deutsche Bank AG           187        (31,242)
           Hartford Financial Services Group, Inc.,
               expiring January 2006 at USD 80.16,
               Broker Deutsche Bank AG                      123        (74,253)
           Hewlett-Packard Co., expiring
               January 2006 at USD 29.52,
               Broker Deutsche Bank AG                      682        (23,952)
           Honeywell International, Inc., expiring
               January 2006 at USD 35.35,
               Broker Deutsche Bank AG                      468        (98,865)
           International Business Machines Corp.,
               expiring January 2006 at USD 89.22,
               Broker Deutsche Bank AG                      284         (3,368)
           International Paper Co., expiring
               January 2006 at USD 29.87,
               Broker Deutsche Bank AG                      347       (132,693)
           Interpublic Group of Cos., Inc., expiring
               January 2006 at USD 11.03, Broker
               Deutsche Bank AG                           1,054           (327)
           JPMorgan Chase & Co., expiring
               January 2006 at USD 37.61, Broker
               Deutsche Bank AG                           1,021       (198,462)
           Kimberly-Clark Corp., expiring
               January 2006 at USD 60.91,
               Broker Deutsche Bank AG                      361         (9,159)
           Koninklijke Philips Electronics NV,
               expiring January 2006 at USD 27.52,
               Broker Deutsche Bank AG                      513       (187,619)
           Kraft Foods, Inc., expiring January 2006
               at USD 30.17, Broker Deutsche
               Bank AG                                      390           (878)
           LSI Logic Corp., expiring January 2006 at
               USD 8.97, Broker Deutsche Bank AG          1,303         (7,714)
           Lockheed Martin Corp., expiring
               January 2006 at USD 65.25,
               Broker Deutsche Bank AG                      168         (5,534)
           Ltd. Brands, expiring January 2006
               at USD 20.42, Broker Deutsche
               Bank AG                                       57        (11,667)
           MBNA Corp., expiring January 2006
               at USD 26.56, Broker Deutsche
               Bank AG                                      426        (32,427)
           McDonald's Corp., expiring January 2006
               at USD 34.78, Broker Deutsche
               Bank AG                                      459        (14,188)



CAPITAL AND INCOME STRATEGIES FUND, INC.                      DECEMBER 31, 2005



Schedule of Investments (concluded)                           (in U.S. dollars)



                                                      Number of
           Options Written                            Contracts        Value

Call Options Written (continued)

           Mellon Financial Corp., expiring
               January 2006 at USD 34.15,
               Broker Deutsche Bank AG                      291   $    (22,023)
           Micron Technology, Inc., expiring
               January 2006 at USD 13.54,
               Broker Deutsche Bank AG                      564        (18,708)
           Morgan Stanley, expiring January 2006 at
               USD 55.89, Broker Deutsche Bank AG           536        (74,236)
           Motorola, Inc., expiring January 2006 at
               USD 22.07, Broker Deutsche Bank AG           579        (56,742)
           Nokia Oyj, expiring January 2006 at
               USD 17.18, Broker Deutsche Bank AG           371        (46,368)
           Northrop Grumman Corp., expiring
               January 2006 at USD 56.72, Broker
               Deutsche Bank AG                             196        (70,874)
           Novellus Systems, Inc., expiring
               January 2006 at USD 23.51,
               Broker Deutsche Bank AG                      506        (53,808)
           Pfizer, Inc., expiring January 2006
               at USD 22.37, Broker Deutsche
               Bank AG                                      498        (56,657)
           Raytheon Co., expiring January 2006
               at USD 39.39, Broker Deutsche
               Bank AG                                      567        (58,928)
           Royal Dutch Shell Plc, expiring
               January 2006 at USD 62.29,
               Broker Deutsche Bank AG                      169        (12,144)
           Schering-Plough Corp., expiring
               January 2006 at USD 22.47,
               Broker Deutsche Bank AG                      717         (5,707)
           The Southern Co., expiring January 2006
               at USD 36.2, Broker Deutsche
               Bank AG                                      566         (2,632)



                                                      Number of
           Options Written                            Contracts        Value

Call Options Written (concluded)

           The St. Paul Travelers Cos., Inc., expiring
               January 2006 at USD 45.25, Broker
               Deutsche Bank AG                             352   $    (19,698)
           Sun Microsystems, Inc., expiring
               January 2006 at USD 4.19, Broker
               Deutsche Bank AG                           3,192        (53,689)
           Time Warner, Inc., expiring January 2006
               at USD 18.45, Broker Deutsche
               Bank AG                                    1,657         (9,959)
           Tyco International Ltd., expiring
               January 2006 at USD 27.7, Broker
               Deutsche Bank AG                             918       (137,085)
           Unilever NV, expiring January 2006 at
               USD 73.85, Broker Deutsche Bank AG           226            (11)
           Verizon Communications, Inc., expiring
               January 2006 at USD 31.62, Broker
               Deutsche Bank AG                             345           (538)
           Wachovia Corp., expiring January 2006
               at USD 52.55, Broker Deutsche
               Bank AG                                      115        (12,159)
           Walt Disney Co, expiring January 2006
               at USD 24.63, Broker Deutsche
               Bank AG                                      432         (8,726)
           Wells Fargo & Co., expiring January 2006
               at USD 63.4, Broker Deutsche
               Bank AG                                      524        (27,709)

           Total Options Written
           (Premiums Received--$2,000,152)--(1.1%)                  (2,917,113)

Total Investments, Net of Options Written
(Cost--$359,552,371*)--143.2%                                       373,242,955
Liabilities in Excess of Other Assets--(43.2%)                    (112,604,526)
                                                                  -------------
Net Assets--100.0%                                                $ 260,638,429
                                                                  =============

    For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                          $    359,746,481
                                            ================
    Gross unrealized appreciation           $     22,610,430
    Gross unrealized depreciation                (9,113,956)
                                            ----------------
    Net unrealized appreciation             $     13,496,474
                                            ================


(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Non-income producing security.

(c) Floating rate note.

(d) The security is a perpetual bond and has no definite maturity date.

(e) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Interest
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                    $10,589,482      $218,262


(f) Depositary receipts.

(g) Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.

(h) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

    See Notes to Financial Statements.



CAPITAL AND INCOME STRATEGIES FUND, INC.                      DECEMBER 31, 2005


Statement of Assets, Liabilities and Capital

As of December 31, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$349,403,318)                       $   364,010,863
           Investments in affiliated securities, at value (identified cost--$12,149,205)                               12,149,205
           Receivables:
               Interest                                                                        $     1,752,153
               Securities sold                                                                         762,815
               Dividends                                                                               539,537          3,054,505
                                                                                               ---------------
           Prepaid expenses                                                                                                 4,642
                                                                                                                  ---------------
           Total assets                                                                                               379,219,215
                                                                                                                  ---------------

Liabilities

           Loans                                                                                                      109,000,000
           Options written, at value (premiums received--$2,000,152)                                                    2,917,113
           Payables:
               Securities purchased                                                                  5,095,292
               Dividends to shareholders                                                               986,590
               Investment adviser                                                                      251,270
               Interest on loans                                                                       123,327
               Custodian                                                                               115,555
               Other affiliates                                                                          2,758
               Distributor                                                                                  53          6,574,845
                                                                                               ---------------
           Accrued expenses                                                                                                88,828
                                                                                                                  ---------------
           Total liabilities                                                                                          118,580,786
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $   260,638,429
                                                                                                                  ===============

Capital

           Common Stock, $.10 par value; 200,000,000 shares authorized                                            $     1,283,024
           Paid-in capital in excess of par                                                                           243,105,532
           Accumulated distributions in excess of investment income--net                       $      (57,570)
           Undistributed realized capital gains--net                                                 2,616,859
           Unrealized appreciation--net                                                             13,690,584
                                                                                               ---------------
           Total accumulated earnings--net                                                                             16,249,873
                                                                                                                  ---------------
           Total capital--Equivalent to $20.31 per share based on 12,830,236 shares of
           capital stock outstanding (market price--$17.21)                                                       $   260,638,429
                                                                                                                  ===============

           See Notes to Financial Statements.


CAPITAL AND INCOME STRATEGIES FUND, INC.                      DECEMBER 31, 2005


Statement of Operations

For the Year Ended December 31, 2005
Investment Income

           Dividends (net of $69,645 foreign withholding tax)                                                     $     8,284,480
           Interest (including $218,262 from affiliates)                                                                5,380,461
                                                                                                                  ---------------
           Total income                                                                                                13,664,941
                                                                                                                  ---------------

Expenses

           Loan interest expense                                                               $     3,871,397
           Investment advisory fees                                                                  3,143,740
           Asset securitization fees                                                                   186,728
           Professional fees                                                                           116,176
           Accounting services                                                                         110,289
           Custodian fees                                                                              106,098
           Printing and shareholder reports                                                             48,992
           Transfer agent fees                                                                          38,517
           Directors' fees and expenses                                                                 26,495
           Listing fees                                                                                 21,673
           Pricing services                                                                             10,393
           Other                                                                                        34,895
                                                                                               ---------------
           Total expenses                                                                                               7,715,393
                                                                                                                  ---------------
           Investment income--net                                                                                       5,949,548
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain on:
               Investments--net                                                                     13,879,452
               Options written--net                                                                      5,478         13,884,930
                                                                                               ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                                    (9,227,769)
               Options written--net                                                                  (916,961)       (10,144,730)
                                                                                               ---------------    ---------------
           Total realized and unrealized gain--net                                                                      3,740,200
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $     9,689,748
                                                                                                                  ===============

           See Notes to Financial Statements.


CAPITAL AND INCOME STRATEGIES FUND, INC.                      DECEMBER 31, 2005


Statements of Changes in Net Assets
                                                                                                   For the        For the Period
                                                                                                  Year Ended     April 30, 2004++
                                                                                                 December 31,    to December 31,
Increase (Decrease) in Net Assets:                                                                   2005              2004
Operations

           Investment income--net                                                              $     5,949,548    $     5,973,557
           Realized gain (loss)--net                                                                13,884,930          (356,050)
           Change in unrealized appreciation/depreciation--net                                    (10,144,730)         23,835,314
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                      9,689,748         29,452,821
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

           Investment income--net                                                                  (5,977,423)        (6,210,003)
           Realized gain--net                                                                      (9,418,861)        (1,295,994)
           Tax return of capital                                                                            --          (192,145)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends and distributions to
           shareholders                                                                           (15,396,284)        (7,698,142)
                                                                                               ---------------    ---------------

Capital Stock Transactions

           Net proceeds from issuance of Common Stock                                                       --        244,957,500
           Offering costs resulting from the issuance of Common Stock                                       --          (467,222)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from capital stock transactions                             --        244,490,278
                                                                                               ---------------    ---------------

Net Assets

           Total increase (decrease) in net assets                                                 (5,706,536)        266,244,957
           Beginning of period                                                                     266,344,965            100,008
                                                                                               ---------------    ---------------
           End of period*                                                                      $   260,638,429    $   266,344,965
                                                                                               ===============    ===============
             * Accumulated distributions in excess of investment income--net                   $      (57,570)    $      (44,301)
                                                                                               ===============    ===============

            ++ Commencement of operations.

               See Notes to Financial Statements.


CAPITAL AND INCOME STRATEGIES FUND, INC.                      DECEMBER 31, 2005


Statement of Cash Flows

For the Year Ended December 31, 2005
Cash Provided by Operating Activities

           Net increase in net assets resulting from operations                                                   $     9,689,748
           Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
               Increase in receivables                                                                                  (419,076)
               Decrease in prepaid expenses                                                                                   728
               Increase in other liabilities                                                                                8,406
               Realized and unrealized gain--net                                                                      (3,740,200)
               Premiums received from options written                                                                   2,000,152
               Amortization of premium                                                                                  1,613,877
           Proceeds from sales of long-term investments                                                               233,776,471
           Purchases of long-term investments                                                                       (216,619,182)
           Proceeds on other investment related transactions                                                               10,426
           Purchases of short-term investments--net                                                                  (10,538,841)
                                                                                                                  ---------------
           Net cash provided by operating activities                                                                   15,782,509
                                                                                                                  ---------------

Cash Used for Financing Activities

           Cash payments on offering costs                                                                              (232,568)
           Dividends paid to shareholders                                                                            (15,703,513)
           Increase in custodian bank payable                                                                             115,555
                                                                                                                  ---------------
           Net cash used for financing activities                                                                    (15,820,526)
                                                                                                                  ---------------

Cash

           Net decrease in cash                                                                                          (38,017)
           Cash at beginning of year                                                                                       38,017
                                                                                                                  ---------------
           Cash at end of year                                                                                                 --
                                                                                                                  ===============

Cash Flow Information

           Cash paid for interest                                                                                 $     3,823,906
                                                                                                                  ===============

           See Notes to Financial Statements.


CAPITAL AND INCOME STRATEGIES FUND, INC.                      DECEMBER 31, 2005


Financial Highlights

                                                                                                   For the        For the Period
                                                                                                  Year Ended     April 30, 2004++
The following per share data and ratios have been derived                                        December 31,    to December 31,
from information provided in the financial statements.                                               2005              2004
Per Share Operating Performance

           Net asset value, beginning of period                                                $         20.76    $         19.10
                                                                                               ---------------    ---------------
           Investment income--net                                                                        .46**                .46
           Realized and unrealized gain--net                                                               .29               1.84
                                                                                               ---------------    ---------------
           Total from investment operations                                                                .75               2.30
                                                                                               ---------------    ---------------
           Less dividends and distributions:
               Investment income--net                                                                    (.47)              (.48)
               Realized gain--net                                                                        (.73)              (.11)
               Tax return of capital                                                                        --              (.01)
                                                                                               ---------------    ---------------
           Total dividends and distributions                                                            (1.20)              (.60)
                                                                                               ---------------    ---------------
           Offering costs resulting from the issuance of Common Stock                                       --              (.04)
                                                                                               ---------------    ---------------
           Net asset value, end of period                                                      $         20.31    $         20.76
                                                                                               ===============    ===============
           Market price per share, end of period                                               $         17.21    $         18.32
                                                                                               ===============    ===============

Total Investment Return***

           Based on net asset value per share                                                            4.69%          12.30%+++
                                                                                               ===============    ===============
           Based on market price per share                                                                .52%         (5.36%)+++
                                                                                               ===============    ===============

Ratios to Average Net Assets

           Expenses, net of waiver and excluding interest expense                                        1.47%             1.20%*
                                                                                               ===============    ===============
           Expenses, net of waiver                                                                       2.96%             1.96%*
                                                                                               ===============    ===============
           Expenses                                                                                      2.96%             2.19%*
                                                                                               ===============    ===============
           Investment income--net                                                                        2.28%             3.52%*
                                                                                               ===============    ===============

Leverage

           Amount of borrowings outstanding, end of period (in thousands)                      $       109,000    $       109,000
                                                                                               ===============    ===============
           Average amount of borrowings outstanding during the period (in thousands)           $       109,000    $        98,750
                                                                                               ===============    ===============
           Average amount of borrowings outstanding per share during the period**              $          8.50    $          7.70
                                                                                               ===============    ===============

Supplemental Data

           Net assets, end of period (in thousands)                                            $       260,638    $       266,345
                                                                                               ===============    ===============
           Portfolio turnover                                                                           61.07%             19.88%
                                                                                               ===============    ===============

             * Annualized.

            ** Based on average shares outstanding.

           *** Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
               Total investment returns exclude the effects of sales charges.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


CAPITAL AND INCOME STRATEGIES FUND, INC.                      DECEMBER 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Capital and Income Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol CII. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC markets or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may utilize a matrix system for valuations.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



CAPITAL AND INCOME STRATEGIES FUND, INC.                      DECEMBER 31, 2005



Notes to Financial Statements (continued)


* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends are declared and paid quarterly. A portion of the dividends paid by the Fund during the period April 30, 2004 to December 31, 2004 are characterized as a tax return of capital.

(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return the borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



CAPITAL AND INCOME STRATEGIES FUND, INC.                      DECEMBER 31, 2005



Notes to Financial Statements (continued)


(h) Custodian--The Fund recorded an amount payable to the custodian reflecting an overnight overdraft, which resulted from a failed trade that settled the next day.

(i) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $9,585 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income and $5,021 has been reclassified between undistributed net realized capital gains and accumulated distributions in excess of net investment income as a result of permanent differences attributable to non-deductible expenses, the classification of investments and amortization methods on fixed income securities. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .85% of the Fund's average daily net assets, including the proceeds of any outstanding borrowings used for leverage.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the year ended December 31, 2005, the Fund reimbursed FAM $6,215 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended December 31, 2005 were $221,714,474 and $233,776,603, respectively.

Transactions in options written for the year ended December 31, 2005 were as follows:

                                           Number of           Premiums
Call Options Written                       Contracts           Received

Outstanding call options written,
   beginning of year                              --                 --
Options written                               37,647    $     2,249,809
Options closed                               (2,413)          (161,524)
Options expired                                (955)           (88,133)
                                     ---------------    ---------------
Outstanding call options written,
   end of year                                34,279     $    2,000,152
                                     ===============    ===============


4. Capital Share Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended December 31, 2005 remained constant and for the period April 30, 2004 to December 31, 2004 increased 12,825,000 from shares sold.



CAPITAL AND INCOME STRATEGIES FUND, INC.                      DECEMBER 31, 2005



Notes to Financial Statements (concluded)


5. Short-Term Borrowings:
On May 24, 2005, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citigroup North America, Inc. ("Citigroup") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $135,000,000. Under the Citigroup program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted annual interest rate was 3.55% and the average borrowing was $109,000,000 for the year ended December 31, 2005.


6. Distributions to Shareholders:
The tax character of distributions paid during the year ended December 31, 2005 and for the period April 30, 2004 to December 31, 2004 was as follows:


                                                         4/30/2004++ to
                                          12/31/2005         12/31/2004

Distributions paid from:
   Ordinary income                   $    11,547,213    $     7,505,997
   Long-term capital gains                 3,849,071                 --
   Tax return of capital                          --            192,145
                                     ---------------    ---------------
Total distributions                  $    15,396,284    $     7,698,142
                                     ===============    ===============

++ Commencement of operations.


As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                      $     2,323,080
Undistributed long-term capital gains--net                      430,319
                                                        ---------------
Total undistributed earnings--net                             2,753,399
Capital loss carryforward                                            --
Unrealized gains--net                                       13,496,474*
                                                        ---------------
Total accumulated earnings--net                         $    16,249,873
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and other book/tax temporary differences.


7. Subsequent Event:
On February 17, 2006, the Board of Directors authorized the Fund, at the discretion of the Fund officers, to engage in periodic open market repurchases of up to 5% of the Fund's outstanding Common Stock. In deciding whether to repurchase Common Stock, the Fund will attempt to balance the potential benefit to shareholders of any possible increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and the potential increase in the ratio of expenses to assets of the Fund and consequent reduction in shareholder returns. Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares.



CAPITAL AND INCOME STRATEGIES FUND, INC.                      DECEMBER 31, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Capital and Income Strategies Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments of Capital and Income Strategies Fund, Inc. as of December 31, 2005 and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financal highlights for the year then ended and for the period April 30, 2004 (commencement of operations) through December 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by corresondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital and Income Strategies Fund, Inc. as of December 31, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets and its financial highlights for the year then ended and for the period April 30, 2004 through December 31, 2004, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 21, 2006



Fund Certification (unaudited)


In September 2005, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



CAPITAL AND INCOME STRATEGIES FUND, INC.                      DECEMBER 31, 2005



Proxy Results


During the six-month period ended December 31, 2005, Capital and Income Strategies Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 23, 2005. A description of the proposal and number of shares voted are as follows:

                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1.  To elect the Fund's Board of Directors:      Robert C. Doll, Jr.     12,149,524          572,313
                                                 David O. Beim           12,148,946          572,891
                                                 James T. Flynn          12,150,585          571,252
                                                 W. Carl Kester          12,152,316          569,521
                                                 Karen P. Robards        12,154,558          567,279


Important Tax Information


The following information is provided with respect to the per share distributions paid by Capital and Income Strategies Fund, Inc. during the fiscal year ended December 31, 2005:

                                                                         Dividends
                                                                       Qualifying for
                                                      Qualified        the Dividends
                        Net                            Dividend           Received         Interest-       Short-Term
   Payable            Ordinary      Long-Term         Income for       Deduction for        Related       Capital Gain
     Date             Dividend     Capital Gain    Individuals (1)    Corporations (1)   Dividends (2)   Dividends (2)
  3/31/2005           $.300000       $.000000          $.204421           $.159286          $.008888        $.170714
  6/30/2005           $.300000       $.000000          $.204421           $.159286          $.008888        $.170714
  9/30/2005           $.300000       $.000000          $.204421           $.159286          $.008888        $.170714
  12/28/2005          $.000000       $.300000          $.000000           $.000000          $.008888        $.000000

(1) The Fund hereby designates the per-share amounts indicated above or the maximum amounts allowable by law.

(2) Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.



CAPITAL AND INCOME STRATEGIES FUND, INC.                      DECEMBER 31, 2005



Automatic Dividend Reinvestment Plan


How the Plan Works--The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan--Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan, must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan--The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees--There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications--The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not effect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information--All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.



CAPITAL AND INCOME STRATEGIES FUND, INC.                      DECEMBER 31, 2005



Managed Distribution Policy


The Fund has adopted a policy of paying regular distributions on its Common Stock (the "Managed Distribution Policy"). The Fund's Board of Directors has initially determined to pay quarterly distributions at an annualized rate of 6% of the initial public offering price per share ($.30 per share, per quarter). The Fund's Board of Directors has determined to pay additional distributions on an annual basis equal to any income earned by the Fund in excess of the quarterly distributions as may be necessary to distribute substantially all of the Fund's net investment company taxable income for that year.

The Fund generally is not permitted to distribute net realized long-term capital gains more than once per year without exemptive relief from the Securities and Exchange Commission. As a result, the Fund has applied for an exemption that will permit the Fund to make periodic distributions of realized long-term capital gains to its shareholders. Until such time, if any, as the exemptive relief is granted, the Fund intends to make distributions from its net investment income on a quarterly basis and from its net realized long-term capital gains, if any, on an annual basis. If such exemptive relief is granted, the Fund intends to make distributions from its net investment income and its realized long-term capital gains, if any, on a quarterly basis.

If the total distributions paid by the Fund to its shareholders for any calendar year exceed the Fund's net investment company taxable income and net realized capital gain for that year, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in his or her stock. Any distributions that constitute tax-free return of capital will reduce a shareholder's tax basis in his or her stock. In effect, a return of capital is the return of a shareholder's investment in the Fund and will result in a corresponding decline in the Fund's net asset value. Return of capital distributions also may have the effect of increasing the Fund's operating expense ratio. Any amounts distributed to a shareholder in excess of such shareholder's tax basis in his or her stock will generally be taxable to the shareholder as capital gain.

The Fund currently expects that the amount of distributions made under the Managed Distribution Policy generally will be independent of, and not contingent upon, the Fund's performance in any of the first three quarters of the Fund's fiscal year. Distribution rates under the Managed Distribution Policy may be increased in the Fund's fourth fiscal quarter in light of the Fund's performance for the fiscal year and to enable the Fund to comply with the distribution requirements applicable to regulated investment companies.
It also is currently expected that the Fund's investment portfolio initially will not produce sufficient dividend and interest income to fully fund distributions under the Managed Distribution Policy. Consequently, if the Fund does not realize sufficient short-term capital gains and long-term capital gains to make up any shortfall, distributions to the Fund's Common Stock shareholders will include returns of capital. Prior to receipt of the above-referenced exemptive order, long-term capital gains will be available to make up any shortfall in funding distributions only on an annual basis, thereby increasing the likelihood that distributions will include returns of capital to shareholders. The Fund is not required to maintain the Managed Distribution Policy and such policy (including the amount of the quarterly distribution) may be modified or terminated at any time without notice. Any such modification or termination of the Managed Distribution Policy may have an adverse effect on the market price of the Fund's Common Stock.



CAPITAL AND INCOME STRATEGIES FUND, INC.                      DECEMBER 31, 2005


Officers and Directors
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to  President of the MLIM/FAM-advised funds since    131 Funds      None
P.O. Box 9011           and          present  2005; President of MLIM and FAM since 2001;      177 Portfolios
Princeton,              Director              Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                 to 2001 and Senior Vice President from 1999
Age: 51                                       to 2001; President and Director of Princeton
                                              Services, Inc. ("Princeton Services") since
                                              2001; President of Princeton Administrators,
                                              L.P. ("Princeton Administrators") since 2001;
                                              Chief Investment Officer of OppenheimerFunds,
                                              Inc. in 1999 and Executive Vice President
                                              thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
   President, Mr. Doll serves at the pleasure of the Board of Directors.



Independent Directors*


David O. Beim**         Director     2004 to  Professor of Finance and Economics at the        20 Funds       None
P.O. Box 9095                        present  Columbia University Graduate School of           26 Portfolios
Princeton,                                    Business since 1991; Chairman of Outward
NJ 08543-9095                                 Bound USA from 1997 to 2001; Chairman of Wave
Age: 65                                       Hill Inc., since 1990; Trustee of Phillips
                                              Exeter Academy from 2002 to present.


James T. Flynn          Director     2004 to  Chief Financial Officer of JPMorgan & Co.,       20 Funds       None
P.O. Box 9095                        present  Inc. from 1990 to 1995 and an employee of        26 Portfolios
Princeton,                                    JPMorgan in various capacities from 1967
NJ 08543-9095                                 to 1995.
Age: 66


W. Carl Kester          Director     2004 to  Mizuho Financial Group, Professor of Finance,    21 Funds       None
P.O. Box 9095                        present  Harvard Business School, Unit Head, Finance      27 Portfolios
Princeton,                                    since 2005; Senior Associate Dean and Chairman
NJ 08543-9095                                 of the MBA Program of Harvard Business School,
Age: 54                                       1999 to 2005, Member of the faculty of Harvard
                                              Business School since 1981; Independent
                                              Consultant since 1978.


Karen P. Robards***     Director     2004 to  President of Robards & Company, a financial      20 Funds       AtriCure, Inc.
P.O. Box 9095                        present  advisory firm since 1987; formerly an            26 Portfolios  (medical
Princeton,                                    investment banker with Morgan Stanley for more                  devices)
NJ 08543-9095                                 than ten years; Director of Enable Medical
Age: 55                                       Corp. from 1996 to 2005; Director of AtriCure,
                                              Inc. since 2000; Director of the Cooke Center
                                              for Learning and Development, a not-for-profit
                                              organization, since 1987.

  * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

 ** Chairman of the Audit Committee.

*** Chair of the Board.


CAPITAL AND INCOME STRATEGIES FUND, INC.                      DECEMBER 31, 2005


Officers and Directors (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke         Vice         2004 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and                   since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999 and
NJ 08543-9011           Treasurer             Director since 2004; Vice President of MLIM and FAM from 1990 to 1997; Director
Age: 45                                       of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of
                                              the IQ Funds since 2004.


John Burger             Vice         2004 to  Managing Director (Global Fixed Income) of MLIM since 2004; Director of MLIM
P.O. Box 9011           President    present  from 1998 to 2004; Vice President of MLIM from 1993 to 1998.
Princeton,
NJ 08543-9011
Age: 43


Brian J. Fullerton      Vice         2004 to  Global Head of Fixed Income for MLIM since 2005; Chief Investment Officer for
P.O. Box 9011           President    present  MLIM Americas region and Head of MLIM Global Risk Management and Performance
Princeton,                                    Measurement since 2001; Head of Risk Management for MLIM Americas from
NJ 08543-9011                                 1999 to 2001.
Age: 45


Kevin M. Rendino        Vice         2004 to  Managing Director (Equities) of MLIM since 2000; First Vice President of MLIM
P.O. Box 9011           President    present  from 1997 to 2000.
Princeton,
NJ 08543-9011
Age: 39


Patrick Maldari         Vice         2004 to  Managing Director (Global Fixed Income) of MLIM since 2000; and Director of MLIM
P.O. Box 9011           President    present  from 1997 to 2000.
Princeton,
NJ 08543-9011
Age: 43


Robert J. Martorelli    Vice         2004 to  Managing Director (Equities) of MLIM since 2000; First Vice President of MLIM
P.O. Box 9011           President    present  from 1997 to 2000.
Princeton,
NJ 08543-9011
Age: 48


Romualdo Roldan         Vice         2004 to  Director (Global Fixed Income) of MLIM since 2000; Vice President of MLIM
P.O. Box 9011           President    present  from 1998 to 2000.
Princeton,
NJ 08543-9011
Age: 59


Jeffrey Hiller          Chief        2005 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present  and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
Princeton,              Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
NJ 08543-9011                                 Investment Management from 2002 to 2004; Managing Director and Global Director
Age: 54                                       of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                              Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                              Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                              Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2005 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                    and Princeton Services since 2004.
NJ 08543-9011
Age: 45

* Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109


Transfer Agent
The Bank of New York
101 Barclay Street--11 East
New York, NY 10286


NYSE Symbol
CII


CAPITAL AND INCOME STRATEGIES FUND, INC.                      DECEMBER 31, 2005


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


CAPITAL AND INCOME STRATEGIES FUND, INC.                      DECEMBER 31, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen
           P. Robards.

           The registrant's board of directors has determined that David O. Beim, W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

           Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 13 years.

           Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

           Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -     Fiscal Year Ending December 31, 2005 - $36,000
                                Fiscal Year Ending December 31, 2004 - $42,400

           (b) Audit-Related Fees -
                                Fiscal Year Ending December 31, 2005 - $0
                                Fiscal Year Ending December 31, 2004 - $0

           (c) Tax Fees -       Fiscal Year Ending December 31, 2005 - $5,700
                                Fiscal Year Ending December 31, 2004 - $5,200

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees - Fiscal Year Ending December 31, 2005 - $0
                                Fiscal Year Ending December 31, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending December 31, 2005 - $5,577,771
               Fiscal Year Ending December 31, 2004 - $11,926,355

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           David O. Beim
           James T. Flynn
           W. Carl Kester
           Karen P. Robards

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

           Proxy Voting Policies and Procedures

           Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

           In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of December 31, 2005.

           (a)(1) Brian Fullerton is responsible for the overall asset allocation of the Fund's portfolio. Mr. Fullerton is responsible for determining on an ongoing basis what percentages of the Fund's portfolio will be invested in common stocks, preferred securities, and debt securities, including emerging markets debt securities. Mr. Fullerton has been Head of Global Fixed Income since 2005 and Chief Investment Officer for MLIM Americas region and Head of MLIM Global Risk Management and Performance Measurement since 2001. He was Head of Risk Management for MLIM Americas from 1999 to 2001. He has been a co-portfolio manager and Vice President of the Fund since 2004.

                  Kevin Rendino and Robert J. Martorelli are the co-portfolio managers responsible for the common stock portion of the Fund's portfolio. John Burger, Romualdo Roldan and Patrick Maldari are the co-portfolio managers responsible for the fixed income portion of the Fund's portfolio, with Mr. Burger focusing on preferred securities, Mr. Roldan focusing on emerging market debt securities and Mr. Maldari focusing on other fixed income debt securities.

                  Mr. Rendino has been a Managing Director of MLIM since 2000 and was Director of MLIM from 1997 to 2000. He has been a co-portfolio manager and Vice President of the Fund since 2004. Mr. Martorelli has been a Managing Director of MLIM since 2000 and was Director of MLIM from 1997 to 2000. He has been a co-portfolio manager and Vice President of the Fund since 2004. Mr. Burger has been a Managing Director of MLIM since 2004 and was a Director at MLIM from 1998 to 2004 and a portfolio manager therewith since 1992. He has been a co-portfolio manager and Vice President of the Fund since 2004. Mr. Roldan has been a Director of MLIM since 2004 and was a Vice President of MLIM from 1998 to 2004 and a Portfolio Manager since 1999. He has been a co-portfolio manager and Vice President of the Fund since 2004. Mr. Maldari has been a Managing Director of MLIM since 2000 and was Director of MLIM from 1997 to 2000. He has been a co-portfolio manager and Vice President of the Fund since 2004.

           (a)(2) As of December 31, 2005:

                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                              Other                                         Other
           (i) Name of      Registered      Other Pooled                  Registered    Other Pooled
           Portfolio        Investment       Investment       Other       Investment     Investment     Other
           Manager          Companies         Vehicles       Accounts     Companies       Vehicles     Accounts
           John D.
           Burger                    10                3              7           0              0             0
                       $  8,295,770,167  $   606,395,584  $ 486,419,426     $     0        $     0       $     0

           Brian
           Fullerton                  0                0              0           0              0             0
                       $              0  $             0  $           0     $     0        $     0       $     0

           Patrick
           Maldari                    8                2              4           0              0             0
                       $  6,453,491,428  $   471,018,631  $ 292,443,374     $     0        $     0       $     0

           Romualdo
           Roldan                     1                7              2           0              0             0
                       $    172,842,128  $   853,717,718  $ 282,362,217     $     0        $     0       $     0

           Robert J.
           Martorelli                 5                8              0           0              0             0
                       $ 12,491,588,589  $ 3,084,083,371  $           0     $     0        $     0       $     0

           Kevin
           Rendino                    5                8              0           0              0             0
                       $ 12,491,588,589  $ 3,084,083,371  $           0     $     0        $     0       $     0

           (iv)   Potential Material Conflicts of Interest


           Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

           Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

           To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

           In some cases, a real, potential or apparent conflict may also arise where (i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

           (a)(3) As of December 31, 2005:

   Portfolio Manager Compensation

   The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser, is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

   Compensation Program

   The elements of total compensation for MLIM and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

   Base Salary

   Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

   Performance-Based Compensation

   MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, MLIM and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. MLIM's formulaic portfolio manager compensation program includes: investment performance relative to a C&I composite over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. MLIM and its affiliates also consider the extent to which individuals exemplify and foster ML & Co.'s principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

   Cash Bonus

   Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

   Stock Bonus

   A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of ML & Co. stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future ML & Co. stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the ML & Co. shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect ML & Co.'s reputation for integrity.

   Other Compensation Programs

   Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

   Other Benefits

   Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of ML & Co. and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

           (a)(4) Beneficial Ownership of Securities.    As of December 31,
                  2005, Mr. Fullerton beneficially owns stock issued by the Fund in the range $0-$10,000. Messrs. Burger, Maldari, Roldan, Martorelli and Rendino do not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Capital and Income Strategies Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       -----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Capital and Income Strategies Fund, Inc.


Date: February 21, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Capital and Income Strategies Fund, Inc.


Date: February 21, 2006


By:     /s/ Donald C. Burke
       -----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Capital and Income Strategies Fund, Inc.


Date: February 21, 2006